EXHIBIT 32.1

                                  CERTIFICATION
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of RoomLinX, Inc. (the "Company") on Form 10-QSB for the quarter ending June 30, 2004 filed with the Securities and Exchange Commission (the "Report"), I, Aaron Dobrinsky, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and results of operations of the Company for the periods presented.

Dated:  August 23, 2004

                                                    /s/ Aaron Dobrinsky
                                                    ----------------------------
                                                    Aaron Dobrinsky
                                                    Chief Executive Officer
                                                    RoomLinX, Inc

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.